KRISPY KREME INVESTOR DAY December 15, 2022

Krispy Kreme | Investor Day 2022 2 DISCLOSURES Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties. The words “target,” “expect,” “outlook,” “guide,” or similar words, or the negative of these words, identify forward-looking statements. Such forward-looking statements are based on certain assumptions and estimates that we consider reasonable but are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial conditions, business, prospects, growth strategy and liquidity. Accordingly, there are, or will be, important factors that could cause our actual results to differ materially from those indicated in these statements. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our actual results could differ materially from the forward-looking statements included herein. Factors that could cause actual results to differ from those expressed in forward-looking statements include, without limitation, the risks and uncertainties described under the heading “Risk Factors” in the Form 10-K, filed by us with the U.S. Securities and Exchange Commission (“SEC”) on March 11, 2022, and described in the other filings we make from time to time with the SEC. These forward-looking statements are made only as of the date of this document, and we do not undertake any obligation, other than as may be required by applicable law, to update or revise any forward-looking or cautionary statement to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. Non-GAAP Measures This presentation includes certain non-GAAP financial measures including organic revenue growth, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Sales per Hub, which differ from results using U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures are not universally consistent calculations, limiting their usefulness as comparative measures. Other companies may calculate similarly titled financial measures differently than we do or may not calculate them at all. Additionally, these non-GAAP financial measures are not measurements of financial performance under GAAP. In order to facilitate a clear understanding of our consolidated historical operating results, you should refer to the reconciliation of our non-GAAP financial measures contained in our earnings release dated November 15, 2022 (available at investors.krispykreme.com). To the extent that the Company provides guidance, it does so only on a non-GAAP basis. The Company does not provide reconciliations of such forward-looking non- GAAP measures to GAAP due to the inability to predict the amount and timing of impacts outside of the Company’s control on certain items, such as net income and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.

Krispy Kreme | Investor Day 2022 3 TODAY’S AGENDA 1 2 3 4 5 Introduction & Overview U.S. Hub & Spoke Maximization Accelerating Global Expansion Brand, Innovation & Omni-Channel Insomnia Cookies – Owning the Night 6 Financial Overview & Capital Allocation

Krispy Kreme | Investor Day 2022 4 INTRODUCTION & OVERVIEW Mike Tattersfield President & Chief Executive Officer Terri Zandhuis Chief People Officer

MEET THE MANAGEMENT TEAM



Mike Tattersfield
President &
Chief Executive Officer



Josh Charlesworth
Global President,
Chief Operating Officer &
Chief Financial Officer



Dave Skena
Chief Brand Officer &
President, Branded
Sweet Treats



Matt Spanjers
Chief Growth Officer



Seth Berkowitz
Chief Executive Officer,
Insomnia Cookies



Terri Zandhuis
Chief People Officer



Cathy Tang
Chief Legal Officer &
Corporate Secretary



Joey Pruitt
Chief Accounting Officer



Rob Ballew
VP of Investor Relations



Jeremiah Ashukian
Chief Financial Officer
Starting January 2023

Krispy Kreme | Investor Day 2022
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DEEP, DIVERSE BOARD OF DIRECTORS WITH COMBINED >200 YEARS OF EXPERIENCE



Mike Tattersfield
President & CEO,
Krispy Kreme



Olivier Goudet
Managing Partner & CEO,
JAB



Marissa Andrada
Former Chief Diversity,
Inclusion and People Officer,
Chipotle



David Deno
CEO,
Bloomin' Brands



Debbie Roberts
EVP & COO,
Panera Bread



Gerhard Pleuhs
Former EVP& General
Counsel,
Mondelez International



Paul Michaels
Former CEO,
Mars Inc.



Lubomira Rochet
Partner,
JAB



Michelle Weese
Chief Corporate Affairs Officer,
Bristol Myers Squibb



Philip Telfer
Former Corporate Finance
Staff Officer,
Mars Asia Pacific



David Bell
Senior Partner,
JAB

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Krispy Kreme | Investor Day 2022 7 TITLE

GLOBALLY LOVED BRAND WITH SIGNIFICANT GROWTH OPPORTUNITIES

#1 Most Loved Sweet Treat Brand in the US, UK, Australia, Thailand & Turkey[1]


Canada


New York City

- **31** Countries served
- **99%** Global brand awareness[2]
- **~50%** System-wide sales generated Internationally[3]
- **>1.6B** Doughnuts sold in 2022[3]
- **>30B** Media impressions in 2022[3]
- **<5%** of the world is a customer today, representing significant growth potential
- **~20k** # of Krispy Kremer associates




Singapore


Japan


Mexico


Guatemala


Qatar


South Africa


Saudi Arabia


Australia

[1]Source: Krispy Kreme's Annual Global Brand Tracking Survey conducted by SMG (Service Management Group) based on over 17,000 consumer responses with KK achieving the highest % of consumers indicating they "10-absolutely love the brand for Sweet Treats" on a 10 point scale in the countries referenced above.
[2]Aided brand awareness in tracked markets.
[3]Full-year 2022 Estimate as of 12/15/2022. Systemwide sales represents global sales of all Krispy Kreme products, whether operated by the Company or franchisees. This includes sales from all fresh points of access around the world as well as E-commerce sales.

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Krispy Kreme | Investor Day 2022 9 A FRESH APPROACH TO AN 85-YEAR-OLD ICON… GO TO MARKET APPROACH GROWTH MODEL INVESTMENT APPROACH OWNERSHIP MODEL Krispy Kreme of the Past Krispy Kreme Today Discounted Long Shelf-life Doughnuts; Coffeehouse Execution Retail and Legacy Wholesale Primarily Franchise Fresh Daily, Premium Quality Doughnuts Omni-Channel and Fresh Points of Access Ownership & Master Franchise Model Capital-Heavy Hot Light Theater Shops Capital-Efficient Hub and Spoke Model SCALE US-Centric Global Brand

Krispy Kreme | Investor Day 2022 10 SIMPLE ACTIONS CREATE POWERFUL CULTURES N EW S

Krispy Kreme | Investor Day 2022 11 OUR LEADERSHIP MIX The 12 ingredients that define our culture Respect All Opinions Love Your Community Appreciate Our Differences Think & Act Like an Owner Deliver Kudos for Positive Change Own the Outcomes Inspire Customer Wonder Behave Like a Start-up Create Your Path Don’t Take Yourself Too Seriously Master Your Craft Grow Our Peeps

Krispy Kreme | Investor Day 2022 12 TRANSFORMING OUR TALENT AND CULTURE

Krispy Kreme | Investor Day 2022 13 HOW WE CARE FOR OUR PEOPLE, GUIDED BY OUR MIX Respect All Opinions Appreciate Our Differences Respect All Opinions Diversity & Inclusion Pay Equity & Access Grow Our Peeps Create Your Path Think & Act Like and Owner Employee Engagement & Wellbeing Deliver Kudos for Positive Change Love Your Community

OUR TRANSFORMATIONAL JOURNEY

2016

~4,800
Fresh points of access

<50%
doughnuts delivered fresh

$557M
total revenue

$85M
adjusted EBITDA

Took control of the US network, Acquired UK, Australia & Mexico

Acquired the Digital-First Insomnia Cookies; Opened in New Zealand & Ireland

Transformed to fresh daily model, launched ecommerce business & flagship in Time Square



Acquired Japan, Canada; Opened 7 international franchise markets

Global Expansion: 8 international development agreements signed in 2022

2022E

>11,700
Fresh points of access

100%
doughnuts delivered fresh

~$1,520M
total revenue

~$190M
adjusted EBITDA

Krispy Kreme | Investor Day 2022
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Krispy Kreme | Investor Day 2022 15 FLEXIBLE OMNI-CHANNEL MODEL DRIVES GROWTH, ACCESS AND CONVENIENCE Experiential shops with high brand impact, many with drive-thru Hot Light Theater Shops Additional access in other channels with fresh full-sized doughnuts produced at the local Krispy Kreme doughnut shop Delivered Fresh Daily (“DFD”) Fresh Shops (Capital-Light Fresh Retail) Access via high traffic & convenience retail locations Ecommerce and Delivery Fresh doughnuts for pickup, home delivery or delivered as a gift bought via Krispy Kreme web/app platform or through third parties Omni-channel Strategy Solves Lack of Access

Krispy Kreme | Investor Day 2022 16 75K+ POINTS OF ACCESS OPPORTUNITY 10-15% POA growth per year ~6,000 >15,000 Today Long Term Goal ~5,400 >30,000 Today Long Term Goal 0 >30,000 Today Long Term Goal Markets US Existing 30 Country International Footprint 20 Signed or Planned Future International Countries # Grocery, Convenience Store, QSR and Other1 ~450K >1,000K >1,000K Fresh Points of Access 75K opportunity represents only 3% of POA Total Addressable Market 1 Source: January 2022 Euromonitor International LTD for 2020 and company estimates. Other includes Club, Drug, Catering and any other

Krispy Kreme | Investor Day 2022 17 CREATING A HIGH GROWTH & MORE PROFITABLE BUSINESS A global omni-channel fresh doughnut business strategy… Drive omni-channel growth to realize the 75,000 points of access opportunity globally Increase productivity of manufacturing hubs by adding delivered fresh daily spokes and expanding ecommerce Increase purchase frequency through digital expansion, product innovation and breakthrough marketing activation Execute capital and operationally efficient hub and spoke expansion driving improved profitability and returns Expand availability Drive hub and spoke productivity Increased purchase frequency Improve capital efficiency

Krispy Kreme | Investor Day 2022 18 INSOMNIA COOKIES IS THE NEXT KRISPY KREME Universally beloved sweet treat Omni-channel model Global platform Capital-efficient growth Warm, delicious, delivered Digital first Large domestic & international opportunity Best in class new shop cash on cash Passionate brand following Highly distinct experience Proven broad customer base and mass appeal

Krispy Kreme | Investor Day 2022 19 BEST IN CLASS INVESTMENT THESIS Globally loved brand with significant opportunities for growth and premiumization Digital-First Insomnia Cookies leader in rapidly growing cookie space Substantial white space globally allows for expansion in US and International markets Strong top and bottom-line growth with high ROIC Omni-Channel model combines powerful Hub & Spoke system with digital capabilities

Krispy Kreme | Investor Day 2022 20 DRIVERS OF OUR PATH FORWARD Accelerating Global Expansion Brand, Innovation & Omni-Channel U.S. Hub & Spoke Maximization Insomnia Cookies Owning the Night STRATEGY TO DELIVER STRONG, SUSTAINABLE ROIC & GENERATE SUBSTANTIAL RETURNS FOR SHAREHOLDERS

Krispy Kreme | Investor Day 2022 21 BRAND, INNOVATION & OMNI-CHANNEL Dave Skena Chief Brand Officer & President, Branded Sweet Treats

Krispy Kreme | Investor Day 2022 22 99% Global Aided Awareness #1 Most Loved Brand US, UK, Australia >30B Earned Media Impressions annually

Krispy Kreme | Investor Day 2022 23 VIDEO PLACEHOLDER

Krispy Kreme | Investor Day 2022 24 KRISPY KREME IS MORE THAN KNOWN, IT IS A MEANINGFUL, LOVED BRAND 1. GENEROUS: 150 2. TRUSTWORTHY/HONEST: 142 3. PASSIONATE: 138 Top 3 – KKD Brand Lover Traits Index to non-KK Lovers 31M Doughnuts given away since 2020 through Acts of Joy >$500M Raised for organizations through fundraising initiatives (since 1965)

Krispy Kreme | Investor Day 2022 25 133% revenue growth from holiday/event innovation in last 5 years OUR INNOVATION MAKES AN OCCASION EVEN MORE SPECIAL 86% of purchases are shared with others 37% of purchases were for a special occasion or event +16pts vs 2019

Krispy Kreme | Investor Day 2022 26 Price Promoted? Sometimes Selectively Very Rarely Never AND CONSUMERS SEE VALUE AT MANY PRICE POINTS *Current, Dec 2022 Company Majority Pricing (Cluster 3) Original Glazed Classic Assorted Premium LTOs Handmade/ Specialty +>15% +>35% +>100%Price Var % to OG Doz:

Krispy Kreme | Investor Day 2022 27 ACCESS, NOT PRICE, IS BIGGEST BARRIER TO PURCHASE – OUR OMNI-CHANNEL MODEL IS BUILT TO SOLVE THIS Reasons customers don’t choose Krispy Kreme 59% 22% 21% The location is not convenient Cut back on spending due to the economy I am not buying treats as much Krispy Kreme annual brand tracker, Service Management Group, fielded 2022 135M KK Shops 155M KK Shops + Ecomm 240M KK Shops + Ecomm + DFD 332M KK Shops + Ecomm + DFD + BST Access to US Pop by Channel Source: Company Estimate

Krispy Kreme | Investor Day 2022 28 INCREASING ACCESS THROUGH ECOMMERCE AND DFD 18% Global Total Global Ecommerce as a % of Retail Sales Available across 7 delivery platforms globally: 130 Dark Shops Globally 2020 2021 2022E Consumers recognize increased convenience of DFD …and love us more for it 26% 51% I make the decision last minute More convenient Why prefer purchasing thru DFD vs. Krispy Kreme Shop UK 2022 Brand Tracker US CPG/DFD 2021 Brand Tracker Multichannel users of the brand have highest brand love & Shop Only Only KK Top Box Brand love %25% 17% 14%

Krispy Kreme | Investor Day 2022 29 INCREASING ACCESS THROUGH BRANDED SWEET TREATS 2023: Setting the stage for breakout growth Profitable growth in 2023 while completing initiatives for 2024 and beyond Most Loved Sweet Treat In The Grocery Aisle In-aisle innovations to expand reach into adjacent categories+ Moving to Ambient Product/Distribution System+ Moving to stronger reliance on internal manufacturing+ Post Launch Survey 2021

Krispy Kreme | Investor Day 2022 30 PUMPKIN SPICE SHOWS HOW THIS ALL COMES TOGETHER ~4B Earned Media Impressions $5M $2M $2M $1M $1M $11M Sales Contribution Drive Thru In-Store DFD Ecommerce BST

Krispy Kreme | Investor Day 2022 31 AFTER 85 YEARS THE BRAND IS BETTER THAN EVER! Building the Most Loved Sweet Treat Brand in the World Amazing Product Premiumization Meeting Consumers Where They Are

Krispy Kreme | Investor Day 2022 32 MAXIMIZING U.S. FRESH HUB & SPOKE OPPORTUNITY Josh Charlesworth Global President, Chief Operating Officer & Chief Financial Officer

BELOVED KRISPY KREME: IDEALLY POSITIONED FOR SUSTAINED HIGH GROWTH

Already the most loved sweet treat brand[1]



26% of people say they "Absolutely Love" the Krispy Kreme Brand

How favorable are you to the following brands? 1 = Absolutely Hate the Brand, 10 = Absolutely Love the Brand; 2,095 survey respondents

Leading brand for the most important criteria when purchasing sweet treats[2]


Fresh Sweet Treats
52%
Taste
50%

How important are each of the following things when deciding to purchase sweet treats? Figures represent top box importance.

High brand awareness across the whole country with > 10 million social media followers


99%
West
98%
Midwest
96%
Northeast
99%
South

How familiar are you with sweet treats available at the following brands?

Unique "hot light" experience a big differentiator

Intent to Return by Hot Light Status


71%
54%

[1]Source: Krispy Kreme annual brand tracker, Service Management Group, fielded 2021;[2]Source: Company customer research, Krispy Kreme annual brand tracker, Service Management Group, fielded 2022

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WE HAVE TRANSFORMED INTO 100% FRESH OMNI-CHANNEL BUSINESS TO UNLOCK THIS GROWTH OPPORTUNITY

2016

~50%
network control

~65%
Fresh doughnuts

~2,400
Fresh points of access

~50
Hubs with spokes

<10%
fresh revenue off-premise

~$230M[1]
total Fresh revenue

Took control of the US network



Transformed our delivered business to a fresh daily model



Launched our ecommerce business to expand the fresh doughnut experience beyond the shop

Launched the NYC market as the first true hub & spoke development in the US, including the Times Square global flagship

2022E

~85%
network control

100%
Fresh doughnuts

>6,000
Fresh points of access

~130
Hubs with spokes

~30%
fresh revenue off-premise

~$780M[2]
total Fresh revenue

[1] Figures are not adjusted for acquisition activity; excludes legacy wholesale
[2] Figures exclude BST & Insomnia Cookies

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Krispy Kreme | Investor Day 2022 35 WE HAVE SEEN STRONG GROWTH ALREADY WITH INCREASED AVAILABILITY Fresh Points of Access Fresh Doughnuts Sold (M) +40% +11% Fresh Revenue ($M) +13% Organic growth vs. 2019 Source: Company information; Doughnuts sold KPI represents trailing 12 months ended the respective time period 660 702 735 2020 2021 2022 Q3 $587 $735 $760 2020 2021 3Q22 TTM 4,413 5,513 6,032 2020 2021 3Q22

OUR "HUB & SPOKE" MODEL IS CRITICAL TO DELIVERING BOTH A HIGH-GROWTH AND PROFITABLE FRESH DOUGHNUT BUSINESS

More Points of Access → Higher Sales per Hub → Higher EBITDA Margin → Higher ROIC

Asset Types

Hubs

Doughnut Factory



Capex Investment: ~$5M

Theater Hubs



Capex Investment: ~$3-$4M

Spokes

Fresh Shops



Capex Investment: ~$500K

DFD Doors



Capex Investment: ~$5K

Tampa Hub & Spoke Example[1]



x1



x4



x120

Financial Results

Retail Revenue: $7M
DFD Revenue: $4M

Total Revenue: $11M

EBITDA Margin: 24%

Capex: $6.6M

ROIC: >35%
Payback: <3 years

[1] Financial results trailing 12 months as of end of P10 2022; EBITDA is shop level EBITDA margin excluding overhead; Capex is proforma assuming new hub opening

Source: company information
Financial information represents trailing 12 month ending Q3 2022; excludes points of access
All figures relate to the UB business only

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Krispy Kreme | Investor Day 2022 37 • Accelerate points of access growth including new channels • Upgrade DFD merchandising to drive sales per point of access • Reduce waste and improve labor efficiency • Omni-channel brand activation and innovation • Digital/ecommerce execution • Optimize legacy shop network Expand availability Drive hub and spoke productivity Increased purchase frequency Improve capital efficiency WE ARE JUST GETTING STARTED Multiple strategies in place to maximize the fresh hub & spoke opportunity

OUR SUCCESS HAS UNLOCKED NEW DFD CHANNEL OPPORTUNITIES INCLUDING QSR, DRUG AND CLUB

Our DFD Business Today



Grocery
Convenience
All Other
Total Sales ~$165M



Total DFD Doors ~5,700



DELIVERED fresh DAILY
Krispy Kreme

Grocery cabinet display

Total Addressable Market

~450K potential locations in the US



QSR ~200K
Convenience ~150K
Grocery ~60K
Drug/Club/Other ~40K



Drug store tower display



Juicy, crispy & fizzy

QSR drive-thru menu board

Krispy Kreme | Investor Day 2022

Krispy Kreme DOUGHNUTS

38

MORE THAN 15K POINTS OF ACCESS OPPORTUNITY WITH NEW MARKETS, CUSTOMERS & CHANNELS IN U.S.



New & Under-Served Markets (e.g., Boston, Minneapolis) ~40%
Existing Markets ~60%
+3,000
~6,000 total points of access today
+1,500
+1,500
>1,500
>1,500
Points of Access
>15K
Existing Customers ~60%
New Customers/ Existing Channels ~20%
New Customers/ New Channels ~20%+

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Krispy Kreme | Investor Day 2022 40 Upgrading our DFD merchandising displays OPPORTUNITY TO ALSO INCREASE AVERAGE REVENUE PER DOOR IN GROCERY DFD Tower/Table Display Hybrid Cabinet Loose Cabinet & Tower Display +~30% Annual revenue per door +~70% Annual revenue per door Good Better Best

LEVERAGING OUR MARKETING & INNOVATION ACROSS THE OMNI-CHANNEL MODEL

Increasing DFD sales >15%[1]

DFD LTO Strategy Evolution

2020	2021	2022	2023
Core Items Only *0% of Retail calendar*	**Single Sprinkle LTO Launch** *~25% of Retail calendar*	**Premium Sprinkle LTO Launch** *~40% of Retail calendar*	**Premium Assortment Launch** ***~75% of Retail calendar***

Halloween Case Study

DFD LTO Products






FPO

Example of UK execution in 2022

Retail LTO Products







[1] Comparison of average total DFD sales per day during LTO windows vs non-LTO windows

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Krispy Kreme | Investor Day 2022 42 PRODUCTIVITY INITIATIVES TO DELIVER AN ESTIMATED >250BP IMPROVEMENT TO EBITDA MARGIN Product & Distribution Costs Operating Expenses Selling, general & administrative expenses ~50bps improvement in margin +125 – 175bps improvement in margin +50 – 100bps improvement in margin Improved waste management Menu optimization Network optimization Production automation Labor efficiency Scale & efficiency opportunities Optimize Support Center Global Shared Services

CURRENT DOUGHNUT PRODUCTION AND PROCESSING IS MANUALLY INTENSIVE AND COSTLY

Mixing → Proofing → Frying → Glazing → Icing → Filling & Topping → Picking → Packing



Doughnut Production | **Post-Doughnut Production Processing & Packing**

US Production Facilities	# Locations	% Doughnuts
Doughnut factories	5	~15%
Theater hubs	240	~85%

>$100M annual spend on doughnut production labor in US
Post-production represents ~60%

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Krispy Kreme | Investor Day 2022 44 EARLY TRIALS INDICATE SIGNIFICANT OPPORTUNITY TO AUTOMATE THE POST-PRODUCTION PROCESSES WITHOUT IMPACTING THEATER EXPERIENCE Inline icing Inline filling Robotic traying/boxing ~18% doughnuts expected to be produced on automated lines within 18 months Capital investment of ~$6M yields estimated annual savings of ~$2M, generating an estimated ROIC of >30%

OPTIMIZING THE LEGACY NETWORK IN THE U.S. IS KEY TO CAPTURING THE FULL BENEFIT OF HUB & SPOKE

Total # Hubs Q3 Ending
240

	Hubs with Spokes	Hubs without Spokes: High Performers	Hubs without Spokes: Low Performers
# hubs	127	59	54
Annual Revenue	~$550M	~$140M	~$70M
% of Revenue from Spokes[1]	~45%	--	--
Annual EBITDA Margin[2]	~17%	>20%	0%





Focus of optimization efforts (Low Performers)

[1] Spokes revenue includes Spoke Shops and DFD
[2] Shop-level EBITDA margin excluding overhead; Financial metrics are trailing 12 months as of end of Q3 2022

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Krispy Kreme | Investor Day 2022 46 ADDRESSING THE LOW PERFORMERS THROUGH A COMBINATION OF CONVERSIONS AND EXITS Convert shop to drive-thru only to leverage lobby space for DFD staging Convert production hubs to Fresh Shops where DFD opportunity is limited Shop exits in addition to the 8 closed YTD # of Hubs 5 – 10 10 – 15 10 – 15 Remodel shop to expand DFD staging and production areas 5 – 10 Optimizing the network expected to deliver an EBITDA margin improvement of 50-100 bps for an investment of $5 – 8M in total DFD staging area Fresh Shop interior

Krispy Kreme | Investor Day 2022 47 OPTIMIZATION OF THE HUB & SPOKE MODEL IN THE DALLAS MARKET Note: 1 Financial metrics represent annualized figures based on Q1 2021 2 Financial metrics represent trailing 12 months (TTM) ending Q3 2022 3 Pro forma financial metrics adjusting TTM ending Q3 2022 for the conversion of hub to support DFD routes and closure of select shops as of the end of Q3 EBITDA margin represents shop level EBITDA margin excluding overhead 0 192 266 -13% 18% 18% -12% -11% 10% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2021 2022 2023 DFD Doors EBITDA Margin - Hubs with Spokes EBITDA Margin - Hubs without Spokes 20211 20222 2023 Pro Forma3 Total Market Revenue $11M $15M $15M Total Market EBITDA Margin -12% 3% 16% # of Hubs (with spokes) 10 (0) 10 (2) 7 (3) Sales/Hub -- ~$4M ~$4M DFW Market in 2023 Hubs without Spokes Hubs with Spokes Closed Hubs

Krispy Kreme | Investor Day 2022 48 THE FUTURE STATE WILL BE A HEALTHIER FRESH HUB & SPOKE NETWORK Hubs with Spokes Hubs without Spokes 3Q22 TTM # of Hubs 2026E 3Q22 TTM 2026E 127 >160 ~20 new ~15 converted # of Spokes ~5,790 ~8,000 ~ 2,000 DFD doors ~ 20 new & converted fresh shops Sales/Hub $4.5M >$5.3M $ Sales ~$550M >$850M % of Revenue ~73% ~85% EBITDA1 ~17% >20% 113 <75 ~25 converted ~15 exited ~$210M ~$160M ~27% ~15% ~14% >20% 1 Shop-level EBITDA margin excluding overhead Dallas, TX shop converted to drive-thru only to allow for DFD routes

Krispy Kreme | Investor Day 2022 49 MAXIMIZING THE FRESH OPPORTUNITY IN THE U.S. Expand Omni-Channel access: new markets, new customers new channels Drive Efficiencies & High ROIC Increase Sales/Hub through premiumization & innovation 2026E >8,000 points of access >$5.3M Sales per hub >40% Off Premise-Revenue >$1B total Fresh revenue >14% Adjusted EBITDA Margin ~5% Capex % of Revenue >20% ROIC 2022E >6,000 points of access $4.5M Sales per hub 30% Off Premise-Revenue ~$780M total Fresh revenue 11% Adjusted EBITDA Margin 7% Capex % of Revenue <10%+ ROIC Boston DMA potential development Santa’s Bake Shop – current Holiday LTO

Krispy Kreme | Investor Day 2022 50 ACCELERATING GLOBAL EXPANSION Matt Spanjers Chief Growth Officer

OUR INTERNATIONAL TRANSFORMATIONAL JOURNEY

2016

~2,400
points of access

22
# of Countries

$125M
total revenue

$43M
adjusted EBITDA

Acquired Australia & Mexico



Launched Omni-Channel



500 DFD Doors in South Africa



Acquired Japan & Canada



Global Expansion: 8 International Development Agreements signed in 2022, including JV in France


HOT
NOW

2022E[1]

~5,400
points of access

30
# of Countries

~$475M
total revenue

~$115M
adjusted EBITDA

[1] Mkt Development excludes $40m in revenue and ~$10m in Adj EBITDA for domestic franchise.

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Krispy Kreme | Investor Day 2022 52 WE HAVE A MASSIVE GLOBAL OPPORTUNITY WITH A PROVEN BUSINESS MODEL Sydney Cape Town London Tokyo Global brand with proven omni- channel model – 30 countries and 5000+ points of access Tremendous whitespace opportunity in existing and new markets Momentum is building, with pipeline for new market growth

Krispy Kreme | Investor Day 2022 53 INTERNATIONAL BUSINESS ALREADY SIGNIFICANT, WITH MIX OF OWNED BUSINESSES AND FRANCHISE PARTNERS Sales coming from International Markets % of Total System Wide Sales 46% EBITDA coming from International Markets % of YTD 2022 Adjusted EBITDA 55% 81% 66% 50% 51% 46% 45% 19% 34% 40% 49% 54% 55% 11% CAGR $467m $524m $572m $500m $637m $784m More Than Double 61% 39% 2,594 33% 67% 2,837 31% 69% 3,262 33% 67% 3,626 34% 66% 4,634 33% 67% 5,376 International System Wide Sales Growth International POA Growth

Krispy Kreme | Investor Day 2022 54 WE HAVE A LONG RUNWAY FOR CONTINUED GLOBAL GROWTH 1 Source: January 2022 Euromonitor International LTD for 2020. See appendix for additional information on opportunity for points of access 20,000 20,000 Today Long Term Goal >60,000 Existing Market Growth Signed or Planned Future Markets 3.8K today 1.6K today Equity Owned >15,000 Existing Franchise Markets >15,000 Planned Future >30,000 Long Term Potential Internationally ~5,400 25,000 3 Existing POA

Krispy Kreme | Investor Day 2022 55 KRISPY KREME U.K. AND AUSTRALIA PIONEERED OMNI-CHANNEL HUB AND SPOKE STRATEGY U.K. & IRELAND Potential for +2k additional POA AUSTRALIA & NEW ZEALAND Potential for +1k additional POA POA Growth 2022EAcquisition 2026E2016 941 1,650 3,065 POA Growth 2022E2016 2026EAcquisition 680 1,275 740 1,815 Acquired in 2016, entered Ireland in 2018 55% off premise sales +850 Points of access since acquisition Acquired in 2018, entered New Zealand in 2018 48% off premise sales +500 Points of access since acquisition 782

Krispy Kreme | Investor Day 2022 56 WE SAW AN OPPORTUNITY TO IMPLEMENT THE SAME STRATEGY IN MEXICO, ACQUIRED THE BUSINESS IN 2019 POA Growth (Since acquisition) +269 Off Premise % of Sales (Q3 2022) 18% Sales Per Hub (Q3 2022) (Since acquisition) $11.9m +$1.5m Organic Growth (Since acquisition) 69% NET SALES ($M) POA 2022E2016 2026EAcquisition 203 233 520 2,340 2022E2016 2026EAcquisition $41 $60 $96 $150

Krispy Kreme | Investor Day 2022 57 RECENT JAPAN AND CANADA ACQUISITIONS SHOW SAME OPPORTUNITY FOR GROWTH KRISPY KREME JAPAN 2 Years into the acquisition Acquired in late 2020 with 67 POA. Since acquisition, have been implementing omni-channel strategy by expanding hot light in Tokyo, expanding ecommerce and launching DFD Acquired in 3Q 2021 with 16 POA. Very strong business in Toronto and Montreal, with huge geographic upside $65M$25 KRISPY KREME CANADA 1 Year into the acquisition $46M +388 POINTS OF ACCESS 2022E2016 2026EAcquisition 12 16 20 400 +904 POINTS OF ACCESS 2022E2016 2026EAcquisition 46 67 225 950

Krispy Kreme | Investor Day 2022 58 NETWORK OF FRANCHISE PARTNERS PERFORMING WELL, EXECUTING OMNI-CHANNEL VISION International Franchise AMERICANA CASE STUDY Unique Partners20 New POA this year174 Markets globally25 Total Points of Access1,749 Systemwide sales growth*19% *Q3 trailing twelve months, constant currency Recently opened markets: Franchise partner in: UAE, Saudi Arabia, Kuwait, Qatar, Bahrain, Egypt, Jordan Egypt Jordan 180 271 297 361 500+ 2019 2020 2021 2022E 2026E 2X Growth POINTS OF ACCESS $63 $61 $74 $87 >$150 2019 2020 2021 2022E 2026E 13% CAGR SWS GROWTH

WE ARE BUILDING A STRONG PIPELINE FOR NEW MARKET GROWTH

	2021-2022	2023	2024 and beyond	
Priority Markets	TURKEY New partner (existing market) 3000+ POA	FRANCE New partner JV 2000+ POA	BRAZIL	GERMANY
	EGYPT Current partner 1000+ POA	CHILE New partner JV 700+ POA	IBERIA	ITALY
Secondary Markets	JORDAN Current partner 200+ POA	COSTA RICA Current partner 100+ POA	E. EUROPE	BENELUX
		SWITZERLAND New partner 200+ POA	MOROCCO	COLOMBIA
		ECUADOR New partner 400+ POA	BAHAMAS	PERU
		CARIBBEAN New partner 100+ POA		NORDICS
		KAZAKHSTAN Current partner 300+ POA		

SIGNED COMMITMENTS

POTENTIAL OPPORTUNITIES

Note: Points of Access denoted are full potential

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Krispy Kreme | Investor Day 2022 60 NEW MARKET ENTRY STRATEGY WE ARE TAKING A THOUGHTFUL VIEW ON WHERE TO DEPLOY CAPITAL Franchise with local operator executing omni- channel model Preference for franchise or potential joint venture if risk can be managed Market / Execution Risk S iz e o f O p p o rt u n it y Preference for direct investment or joint venture with local partner Lower Larger Smaller Higher Franchise with local operator executing omni- channel model ~80% of New Markets expected to be Franchise Typical market with 100-500 POA & <$100M in revenue opportunity ~20% of New Markets expected to be Owned or JV Typical market with >500 POA & >$100M in revenue opportunity

Krispy Kreme | Investor Day 2022 61 Paris 2023 CASE STUDY: IN FRANCE, WE SEE A GREAT OPPORTUNITY, AND ARE PURSUING A MINORITY JV Points of Access >500 Theater Shops 9 Fresh Shop & Kiosk/Box Shop 81 DFD Doors 445 POINTS OF ACCESS SYSTEMWIDE SALES ($M) High profile market with established partner • Minority joint venture (33%) with an established local operator • Planning to open Hot Light Theater shop in Paris mid-2023, and will quickly establish hub and spoke network • Path to acquire controlling stake after start-up phase, reducing overall risk profile 5-Year Plan Option to control Option to control Note: Points of access and systemwide sales figures are estimates

CASE STUDY: TURKEY IS AN EXAMPLE OF HOW FRANCHISING CAN UNLOCK POTENTIAL


Istanbul 2022

New partner in existing market, poised for growth

- Signed an omni-channel development agreement with a major Turkish operator
- New partner has recently acquired our previous partner, and is already driving growth
- Plan to open all major cities in Turkey, with combination of hot light, fresh shops, and DFD

5-Year Plan
(8 hubs)

Points of Access	>500
Theater Shops	8+
Fresh Shop & Kiosk/Box Shop	140+
DFD Doors	350+

POINTS OF ACCESS


+400
New
Partner acquired
existing partner
27
30
110
200
300
430
2021
2022
2023
2024
2025
2026

SYSTEMWIDE SALES


9.5x
New
Partner acquired
existing partner
$6
$6
$19
$31
$44
$57
2021
2022
2023
2024
2025
2026

Note: Points of access and systemwide sales figures are estimates

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Krispy Kreme | Investor Day 2022 63 OUR TRANSFORMATIONAL JOURNEY Selective investment in high priority JV's Global Expansion: 3-5 International Development Agreements signed each year 2x DFD Door count in 4 years Continued omni- channel development across existing markets 2022E ~5,400 points of access 30 # of Countries ~$475M total revenue ~$115M adjusted EBITDA 2026E1 >12,000 points of access 45 # Countries >$660M total revenue >$170M adjusted EBITDA 76% 24% 2026E Revenue Mix1 International Market Development 65% 35% 2026E EBITDA Mix1 1 Mkt Development excludes $40M in revenue and ~$10M in Adj EBITDA for domestic franchise.

BREAK

INSOMNIA COOKIES OWNING THE NIGHT SINCE 2003 Seth Berkowitz CEO Insomnia Cookies

Category creating brand that is positioned to win


GEN-Z COMMUNITY
OWN THE NIGHT BRAND
DIGITAL FIRST
DELIVERY EXPERTISE
ASSET LITE MODEL
HIGHLY PROFITABLE

Our cult brand meaningfully connects with a highly attractive demographic through delicious, craveable and creative products

Our digital ecosystem powers our brand and delivery core competency allowing us to reach 100+ million with warm, delicious cookies

Our best-in-class unit economics provide the blueprint for efficiently scaling our business throughout the US and beyond

~50% 18-24 Age	~80% Sales after dark	~50% Digital Revenue	30 minutes or less	~1 Yr Payback	~30% 4-wall Margin

insomnia cookies
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Krispy Kreme | Investor Day 2022 67Krispy Kreme| Investor Day 2022 67 A story that starts with a craving It starts as so many great stories do…A group of college friends up late with a hankering for something delicious. For Seth, our founder, the craving was more specific. He wanted something sweet, warm, and different, and he wanted it brought to his door! When he couldn’t find a cookie that could be delivered in the wee hours of the night, he took matters into his own hands. So, Insomnia Cookies, a big dream, was born in Seth’s college dorm room. And the story continues, so many years and even more cookies later. We’re still serving up sweet dreams all day and night, growing a community of Insomniacs who love to stay up late.

Krispy Kreme | Investor Day 2022 68Krispy Kreme| Investor Day 2022 68 We stay up late for our cult-like community of Insomniacs We’ve created a highly connected gen-z community of brand advocates We Are All Insomniacs Dream Big Stay Hungry Bake to Perfection Do What’s Different Indulge in Life Our culture is driven by our “imagine what’s possible” mentality <18 4% 18-24 50% 25-34 24% 35-54 21% 55+ 1% Customer Demos Our Shared Values

Krispy Kreme | Investor Day 2022 69Krispy Kreme| Investor Day 2022 69 We are obsessed with delivering on our brand promise We deliver warm moments that build lifelong brand advocacy Our cookies are ALWAYS served warm Our unique process ensures the warm moments that our Insomniacs can rely on Our creative approach allows for countless combinations of flavors that provide personalized, shareable experiences Expertise in self-op delivery enables warmth through speed and accuracy End-to-end digital platform powers our delivery experience Our goal is to deliver warm, delicious cookies to 95% of the US

We own the night like no other

We create shareable moments at every touchpoint with our unique personality and "cult" brand marketing

- Open late seven days a week until 1am or 3am
- Late-night grand openings
- Experiential activations like PJ Party

80% Sales After 5pm


5PM - 10PM 49%
12PM - 5PM 18%
After 10PM 33%
12PM - 5PM
5PM - 10PM
After 10PM


insomnia cookies
NIGHT MODE
OPEN
WARM COOKIES DELIVERED


THE NIGHT IS YUM
U are invited
PJ PARTY '22
SEPTEMBER 20 • 9PM
FREE COOKIES, DEALS, GIVEAWAYS & MORE
+ A PJ PARTY EXCLUSIVE FLAVOR DROP

insomnia cookies
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Krispy Kreme | Investor Day 2022 71Krispy Kreme| Investor Day 2022 71 We’ve grown from a college startup to national leader in cookie QSR Since partnering with Krispy Kreme in 2018 we’ve seen accelerated scale and substantial margin improvement +15%C A G R +23% $83 8% 14% 0% 2% 4% 6% 8% 10% 12% 14% $0 $50 $100 $150 $200 $250 2018 2022 Revenue $M Margin $187 E 7 30 77 1 8 34 115 152 2003 2008 2013 2018 2022 Bakery Growth Own The Night College E

A UNIQUE MODEL THAT’S BAKED TO PERFECTION 72

Krispy Kreme | Investor Day 2022 73Krispy Kreme| Investor Day 2022 73 Our efficient, scalable business model allows us to deliver the cookie magic Capital-lite assets Yielding best-in-class $ / square foot Efficient labor model 35% increase in AUV since 2018 +8%CAGR ~$850 $187 $633 2018 2022 AUV E Proactive labor management unlocks ~500 bps leverage $101 $118 $156 40% 38% 37% 35% 29% 31% 33% 35% 37% 39% 41% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2019 2020 2021 2022 M il li o n s Labor Efficiency Revenue Labor % of Sales E K K

Krispy Kreme | Investor Day 2022 74Krispy Kreme| Investor Day 2022 74 Digital sales are ~50% of revenue Ecommerce AOV >2x retail Our delivery expertise allows us to extend far beyond the four walls of our bakeries Primary zone Primary zone Delivery is a core competency 2022 Extended zone 2020 Extended zone Primary Delivery Zone (1-3 Miles) $18.48 Ecomm AOV 2020 $21.61 Ecomm AOV 2021 $22.92 Ecomm AOV 2022 Retail 56% Local Delivery 36% Instore Pickup 6% Nationwide Shipping 2% Omni-Channel Sales Delivery Zone Expansion

Krispy Kreme | Investor Day 2022 75Krispy Kreme| Investor Day 2022 75 Best in class return model that is proven…everywhere 2022 4-Wall AUV ~$850K Real Estate ~5% 4-Wall EBITDA ~30% Avg Build Cost 2022 ~$300K Avg. Payback: ~ 1 year West AUV $672K Midwest AUV $782K Northeast AUV $970K Southeast AUV $916K Average AUV College $850K City $850K 2016 2008 2008 2003 First bakery in region

A BRAND THAT BUILDS COMMUNITY 76

We take an "own the night" approach to growth

Strategic approach to real estate supports best-in-class success rate of 99%

152 College Locations


insomnia cookies

insomnia cookies

71 City Locations


insomnia cookies

insomnia cookies

Format Exploration


CookieLab


Large Suburbs


insomnia cookies
WARM COOKIES DELIVERED.
WELLS FARGO CENTER
Arenas / Transportation

Enter Market

Own the night

Expand Points of Access

Fully Developed

Segment	Current	% Mix
University 5k+ undergrad	152	66%
City 18-34	71	31%
Alt. Formats (including CookieLab)	2	1%
Large Suburbs	4	2%

Current footprint can reach ~31% of the US

insomnia cookies
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Krispy Kreme | Investor Day 2022 78Krispy Kreme| Investor Day 2022 78 We’re ready to expand our Insomniac community across the globe Global Market Entry 2023 Initial consumer research shows strong excitement for the brand outside of the US Global opportunity >3000 Segment Current Total Opportunity University 5k+ undergrad 152 >500 Nightlife 18-34 71 >300 Alt. Formats ( incl. CookieLab) 2 ~100 Large Suburbs 4 ~100 1000+ Domestic Opportunity Path to US Market Growth 1000 bakeries + Ecomm allows us to reach 95% of the US UK: 50-100 bakeries Canada: 50-100 bakeries

Krispy Kreme | Investor Day 2022 79Krispy Kreme| Investor Day 2022 79 Our 2026 goals reflect the high growth opportunity in front of us $7 $26 $58 -2% 3% 8% 13% 18% 23% 28% 0% 5000% 10000% 15000% 20000% 2018 2022 2026 EBITDA ($M) EBITDA Margin $83 $189 $350 144 232 427 -200 0 200 400 600 800 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2018 2022 2026 Revenue ($M) Store Count +128% +87% +20% Growth CAGR +142% +30% Growth CAGR +271% R e v e n u e E B IT D A Future Future On our way to creating a global community of Insomniacs 2026 Target Revenue $350M EBITDA $58M Margin % 17% Bakeries 427 8% 14% 17% E E E E

A brand that delivers


GEN-Z COMMUNITY
OWN THE NIGHT BRAND
DIGITAL FIRST
DELIVERY EXPERTISE
ASSET LITE MODEL
HIGHLY PROFITABLE

Our cult brand meaningfully connects with a highly attractive demographic through delicious, craveable and creative products

- ~50% 18-24 Age
- ~80% Sales after dark

Our digital ecosystem powers our brand and delivery core competency allowing us to reach 100+ million with warm, delicious cookies

- ~50% Digital Revenue
- 30 minutes or less

Our best-in-class unit economics provide the blueprint for efficiently scaling our business throughout the US and beyond

- ~1 Yr Payback
- ~30% 4-wall Margin

insomnia cookies
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FINANCIAL OVERVIEW & CAPITAL ALLOCATION Josh Charlesworth Global President, Chief Operating Officer & Chief Financial Officer

Krispy Kreme | Investor Day 2022 82 STRONG FINANCIAL TRACK RECORD…. Fresh Points of Access Sales per Hub ($ MILLIONS) Net Revenue ($ MILLIONS) Adj. EBITDA ($ MILLIONS) 4,800 11,700 2016 2022E 2.5 4.54.5 9.8 2016 2022E US Intl 557 1,520 2016 2022E 85 190 2016 2022E 16% CAGR 18% CAGR 14% CAGR

Krispy Kreme | Investor Day 2022 83 …WITH THE BEST YET TO COME Fresh Points of Access Sales per Hub ($ MILLIONS) Net Revenue ($ MILLIONS) Adj. EBITDA ($ MILLIONS) 11,700 18,500 2022E 2026E 4.5 5.3 9.8 11.0 2022E 2026E US Intl 1,520 2,150 2022E 2026E 190 315 2022E 2026E 12% CAGR 9% CAGR, 10% Organic 14% CAGR ~12.5% Adj. EBITDA Margin ~14.7% Adj. EBITDA Margin

Krispy Kreme | Investor Day 2022 84 $780 $189 $38 $1,007M ~$1,000 ~$350 ~$100 OUR OMNI-CHANNEL PLANS GIVE US LINE OF SIGHT TO OVER $2.15 BILLION OF REVENUE BY 2026 2022E Revenue Mix($ millions) 2026E Revenue Mix U.S. International Market Development $361M $152M1 ~$500M ~$200M 1 2022 Revenue includes ~$22m within Market Development from Canada (relocated from US Segment). Insomnia BST Fresh ~$1,520M ~$2,150MTotal $1,450M

HUB & SPOKE BRINGS HIGH GROWTH AND PROFITABILITY, ADDING >225 BPS IN MARGIN IMPROVEMENT

Product & Distribution Costs

- Menu optimization
- Improve waste management

~50 bps improvement in margin

Operating Expenses

- Network optimization
- Labor productivity including automation
- Scale global equipment manufacture with 3rd parties

~100 bps improvement in margin

Selling, general & administrative expenses

- Economies of scale
- Optimize support centers
- Global shared services

~75 bps improvement in margin

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Krispy Kreme | Investor Day 2022 86 $86 $26 $109M WHICH WILL LEAD US TO OVER $300 MILLION OF ADJUSTED EBITDA IN 2026 2022E EBITDA Mix($ millions) 2026E EBITDA Mix U.S. International Market Development ~$190M1 ~$315M1 ~$110M ~$70M ~$76M ~$50M ~21% Adj. EBITDA Margin ~33% Adj. EBITDA Margin ~22% Adj. EBITDA Margin ~35% Adj. EBITDA Margin ~11% Adj. EBITDA Margin ~12.5% Adj. EBITDA Margin ~14.7% Adj. EBITDA Margin 1 Total includes corporate overhead $140 $58 $10 $208M ~14% Adj. EBITDA Margin Total Insomnia BST Fresh

Krispy Kreme | Investor Day 2022 87 CAPITAL ALLOCATION STRATEGY TARGETS HIGHEST RETURN OPPORTUNITIES Capital Allocation Strategy Examples Capex as % Local Sales • Capacity to support rapid expansion in highest growth/ROIC markets • Mexico • Insomnia US 8 –10% • Selective capacity against highest ROIC opportunities in moderate growth markets • UK • Australia 6 - 8% • Low-cost high return DFD expansion • Production automation • Selective greenfield city opening • US 5 - 6% • Limited venture capital for long term returns • France • Insomnia UK - Annual Equity Business Investment Goals 10-15 Hubs 50-60 Fresh Shops >1,000 DFD Doors >40 Cookie Bakeries >25% Long Term ROIC Target Leverage existing hub capacity Drive hub & spoke productivity Grow international franchise Maximize Insomnia opportunity 2022 Capex >7% Sales 2026 Capex <6% Sales

FINANCIAL OUTLOOK

Reiterate 2022 Guidance

2023 Revenue and Adjusted EBITDA growth expected to be low double digits in constant currency

	FY 2022 Guidance	FY 2026 Outlook
Revenue	~$1.52B	~$2.15B
Adjusted EBITDA	~$190M	~$315M
Adjusted EPS	~$0.29	~$0.53
Points of Access	~11,700	~18,500
Leverage	~3.6x	2.0-2.5x
Capex %	~7.2%	~6%

Key Assumptions

- US dollar constant at current levels
- Commodities remain at elevated levels
- Mid to high single digit labor inflation

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2026 GOAL OF ~40% CASH CONVERSION

	2026 Expectations
Adjusted EBITDA	$315m
+	Capex % of Revenue
Capital Efficiency	~6%
−	Other Outflows
Cash Interest & Taxes	~$60m
=	Free Cash Flow Conversion[1]
Strong Free Cash Flow	~40%

[1] Defined as (Operating Cash Flow – Capital expenditures) / Adjusted EBITDA.

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Krispy Kreme | Investor Day 2022 90 LONG-TERM VALUE CREATION Double Digit Organic Revenue & Adjusted EBITDA Growth Strong ROIC with Capital Efficient Model High Cash Conversion

CLOSING REMARKS Mike Tattersfield, CEO

Krispy Kreme | Investor Day 2022 92 KRISPY KREME’S OMNI-CHANNEL MODEL ALLOWS FOR ACCELERATED, BIGGER OPPORTUNITY FOR GROWTH Accelerating Global Expansion Brand, Innovation & Omni-Channel US Hub & Spoke Maximization Insomnia Cookies Owning the Night STRATEGY TO DELIVER STRONG, SUSTAINABLE ROIC & GENERATE SUBSTANTIAL RETURNS FOR SHAREHOLDERS

Krispy Kreme | Investor Day 2022 93 BEST IN CLASS INVESTMENT THESIS Globally loved brand with significant opportunities for growth and premiumization Digital-First Insomnia Cookies leader in rapidly growing cookie space Substantial white space globally allows for expansion in US and International markets Strong top and bottom-line growth with high ROIC Omni-Channel model combines powerful Hub & Spoke system with digital capabilities

BREAK

Q&A

APPENDIX & NON-GAAP RECONCILIATION

Krispy Kreme | Investor Day 2022 97 • Signed contracts for 8international countries; 7 new countries, expand in 1 country (Signed deals in Ecuador, France, Jamaica, Switzerland, Chile, Costa Rica & Jordan; new development agreement in Turkey) • Net Leverage of approximately 3.6x by end of year, including the short-term impact of a franchisee acquisition in 3Q 2022 and FX headwinds • Weighted Average Shares (Diluted) of approximately 170 million • Capital Expenditures $105 to $110 million (~7% of revenue) • Adjusted Tax Rate of 23% - 25% REITERATE 2022 OUTLOOK Financial Outlook $1,490 million to $1,520 million Net Revenue (growth of 8% to 10%, or 10% to 12% in constant currency) Organic growth of 10% to 12% $189 million to $195 million Adjusted EBITDA (growth of 1% to 4%, or 6% to 10% in constant currency) $49 million - $54 million Adjusted Net Income Diluted $0.29 to $0.32 Adjusted Diluted EPS Other Metrics As previously disclosed, the Company expects to be near the high end of its revenue ranges and the lower end of Adjusted EBITDA, Adjusted Net Income Diluted and Adjusted Diluted EPS ranges

Krispy Kreme | Investor Day 2022 98 OUR OMNI-CHANNEL PLANS GIVE US LINE OF SIGHT TO OVER $2.15 BILLION OF REVENUE BY 2026 2022E Revenue MixRevenue in millions 2026E Revenue MixBuilding Blocks ~20 new hubs >2,000 new DFD Doors Sales/Hub $4.0M to >$5.3M ~200 new cookie shops opened BST 25% CAGR ~12 new hubs >2,000 new DFD Doors Sales/Hub ~$10M to >$11M ~50 new franchise hubs >2,500 new DFD Doors ~15 new countries U.S. International Market Development $784 $189 $34 $1,007 Fresh Doughnuts Insomnia BST $1,000 $350 $100 ~$1,450 Fresh Doughnuts Insomnia BST ~ ~ ~ $361 $1521 ~$500 ~$200 1 2022 Revenue includes ~$22m within Market Development from Canada (relocated from US Segment).

Krispy Kreme | Investor Day 2022 99 NET LOSS TO ADJUSTED EBITDA (in thousands, except per share amounts) 1. Because the quarter ended January 1, 2023 is still in progress, estimated adjusted EBITDA for that quarter has been included herein and added to actual adjusted EBITDA for the three quarters ended October 2, 2022 to arrive at estimated adjusted EBITDA for the full fiscal year ended January 1, 2023. 2. Primarily foreign translation gains and losses in each period. 3. Consists of acquisition and integration-related costs in connection with the Company’s business and franchise acquisitions, including legal, due diligence, consulting and advisory fees incurred in connection with acquisition and integration-related activities for the applicable period. 4. Includes lease termination costs, impairment charges, and loss on disposal of property, plant and equipment. 5. The three quarters ended October 2, 2022 consist of costs associated with restructuring of the global executive team. 6. The three quarters ended October 2, 2022 consist primarily of legal expenses incurred outside the ordinary course of business, including the net settlement of approximately $3.3 million negotiated with TSW Foods, LLC.

Krispy Kreme | Investor Day 2022 100 SALES PER HUB (in thousands, except per share amounts) 1. Because the quarter ended January 1, 2023 is still in progress, estimated Sales per Hub for the U.S. and Canada and International segments has been included herein for the full fiscal year ended January 1, 2023. 2. Includes legacy wholesale business revenues and Branded Sweet Treat Line revenues. 3. Includes Insomnia Cookies revenues and Fresh Revenues generated by Hubs without Spokes. 4. Total International net revenues is equal to Fresh Revenues from Hubs with Spokes for that business segment.

Krispy Kreme | Investor Day 2022 101 POINTS OF ACCESS 1. Because the quarter ended January 1, 2023 is still in progress, estimated Global Points of Access have been included herein for the fiscal year ended January 1, 2023. 2. Excludes Branded Sweet Treat Line distribution points. 3. Includes Points of Access that were acquired from a franchisee in Canada during the fourth quarter of fiscal 2021. These Points of Access were previously included in the Market Development segment. 4. Carts and Food Trucks are non-producing, mobile (typically on wheels) facilities without walls or a door where product is received from a Hot Light Theater Shop or Doughnut Factory. Other includes a vending machine as of October 2, 2022. Points of Access in this category are primarily found in international locations, in airports, train stations, etc. 5. Includes locations in Japan which are Company-owned. All remaining Points of Access in the Market Development segment relate to our franchise business.

Krispy Kreme | Investor Day 2022 102 GLOBAL HUBS 1. Because the quarter ended January 1, 2023 is still in progress, estimated Hubs have been included herein for the fiscal year ended January 1, 2023. 2. Includes only Hot Light Theater Shops and excludes Mini Theaters. A Mini Theater is a Spoke location that produces some doughnuts for itself and also receives doughnuts from another producing location.

Krispy Kreme | Investor Day 2022 103 NET DEBT AND LEVERAGE 1. Because the quarter ended January 1, 2023 is still in progress, estimated Leverage has been included herein for the fiscal year ended January 1, 2023.